UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report
(Date of earliest event reported): May 14, 2013

IMH FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-52611 (Commission File Number)	23-1537126 (I.R.S. Employer Identification Number)

7001 N. Scottsdale Rd., Suite 2050
Scottsdale, Arizona 85253
(Address of principal executive office)

Registrant’s telephone number, including area code: (480) 840-8400

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 - Financial Statements and Exhibits

This 8-K/A is to file Exhibit 2.1, below, in place of the redacted version previously filed.

Exhibit	Description

2.1
Amended and Restated Sedona Agreement dated March 28, 2013. Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits listed in the Agreement are omitted. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IMH FINANCIAL CORPORATION
(Registrant)

By:	/s/ Steven T. Darak
Steven T. Darak
Chief Financial Officer

Date: August 8, 2013

INDEX TO EXHIBITS

Exhibit No.	Description

2.1
Amended and Restated Sedona Agreement dated March 28, 2013. Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits listed in the Agreement are omitted. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit.